CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


I, Mitchell S. Segal, Chief Executive and Financial Officer of Walker International Industries, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002, to which this certification accompanies (the "Periodic Report"), fully complies with the requirements of
           Section 13(a) of the Securities Exchange Act of 1934; and

(b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002

                                               /s/ Mitchell S. Segal
                                   ---------------------------------------------
                                                 Mitchell S. Segal
                                       Chief Executive and Financial Officer